June 11, 1999



                    Dreyfus Premier Equity Funds, Inc.
                   Dreyfus Premier Emerging Markets Fund
              Supplement to Statement of Additional Information
                          Dated February 1, 1999


          The fee that the Distributor may pay to dealers, as described in the third paragraph in the section of the Fund's Statement of Additional Information entitled "Management Arrangements -- Distributor," generally will not exceed 1% (rather than .50%) of the amount invested through such dealers. The Distributor may pay dealers a higher fee and reserves the right to cease paying these fees at any time.